UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 30, 2012 Ivanhoe Energy Inc. (the “Company”) issued a press release announcing that David Dyck has resigned from his position as President and Chief Operating Officer of the Company, effective July 31, 2012, and that, with Mr. Dyck’s departure, Carlos A. Cabrera, Executive Chairman, and Robert Friedland, Founder and Executive Co-Chairman, will lead the Company with input and support from other members of the Company’s leadership team. Mr. Dyck has also resigned from his position as President and Chief Executive Officer of Ivanhoe Energy Canada Inc.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 1, 2012
IVANHOE ENERGY INC.

By:	/s/ Mary A. Vincelli
Name: Mary A. Vincelli
Title: Corporate Secretary

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 30, 2012